UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Soliciting Material Pursuant to § 240.14a-12

P.F. CHANG’S CHINA BISTRO, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CENTERBRIDGE PARTNERS EXTENDS OFFER TO ACQUIRE P.F. CHANG’S CHINA BISTRO, INC.

UNTIL 5:00 P.M. TODAY

Scottsdale, Arizona and New York, New York, June 29, 2012 — In connection with the previously announced agreement to acquire P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) (“P.F. Chang’s” or the “Company”), Centerbridge Partners, L.P. (“Centerbridge”) and P.F. Chang’s today announced that Wok Acquisition Corp. (“Purchaser”) has extended the expiration of its tender offer to acquire all of the outstanding shares of P.F. Chang’s common stock for $51.50 net per share in cash, without interest and less any required withholding taxes, to 5:00 p.m., New York City time, today, Friday, June 29, 2012, unless further extended. The tender offer was previously scheduled to expire at 12:00 midnight, New York City time, at the end of Thursday, June 28, 2012. All other terms and conditions of the tender offer remain unchanged, including, without limitation, the tender of at least 83% of the outstanding shares of P.F. Chang’s (not including shares tendered pursuant to notices of guaranteed delivery).

The depositary for the tender offer has advised that, as of the previous expiration time, approximately 16,318,019 shares of P.F. Chang’s common stock were validly tendered and not properly withdrawn in the tender offer, and approximately 2,506,698 shares had been tendered pursuant to notices of guaranteed delivery, which shares in the aggregate collectively represent approximately 88.4% of the outstanding shares of P.F. Chang’s. The tender offer is being extended solely in order to allow transactions in shares tendered pursuant to notices of guaranteed delivery to settle, and as a result, the satisfaction of the minimum tender condition. On June 22, 2012, Centerbridge announced the execution of a senior notes note purchase agreement and the execution of a credit agreement, both of which relate to the financing of the proposed acquisition of P.F. Chang’s. Centerbridge and P.F. Chang’s intend to use the proceeds of the financing and an equity contribution to promptly close the tender offer and the subsequent merger of Purchaser into P.F. Chang’s upon satisfaction of the minimum tender condition.

About P.F. Chang’s

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, Chinese-inspired cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. In addition, the Company has extended its brands to international markets, airport locations, and retail products all of which are operated under licensing agreements. The Company has also announced an agreement to exercise its right to convert an outstanding loan facility it provided to True Food Kitchen, a Fox Restaurant Concept specializing in healthy, locally sourced and globally inspired meals, to a majority equity position in True Food Kitchen. The Company and True Food Kitchen recently agreed to postpone the effective date of the conversion until October 31, 2012, provided that if the merger of Purchaser into the Company as described in the tender offer materials is consummated before this date, the Company’s conversion election will be automatically terminated and rescinded and the loan facility will continue to operate in full force and effect and on the same terms and conditions after the merger as prior to the Company’s conversion election.

About Centerbridge

Centerbridge Partners, L.P. is a private investment firm headquartered in New York City with approximately $20 billion in capital under management. The firm focuses on private equity and credit investments. The firm is dedicated to partnering with world-class management teams across targeted industry sectors to help companies achieve their operating and financial objectives.

Forward Looking Statements

This press release may contain “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the expected timing of the completion of the transaction. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. None of P.F. Chang’s, Centerbridge and Purchaser assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock has been made pursuant to a Tender Offer Statement on Schedule TO (as amended from time to time), containing an Offer to Purchase and related tender offer documents, initially filed by Purchaser and certain of its affiliates with the SEC on May 15, 2012. The Company initially filed a Solicitation/Recommendation Statement on Schedule 14D-9 (as amended from time to time) with respect to the tender offer with the SEC on May 15, 2012. These documents contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. The tender offer materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) may be obtained at no charge by directing a request by mail to Georgeson Inc., at 199 Water Street, 26th Floor, New York, NY 10038-3560, or by calling toll-free at (866) 300-8594.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company has filed a proxy statement with the SEC. Additionally, the Company has and will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of an Agreement and Plan of Merger, dated as of May 1, 2012, as amended by Amendment No. 1, dated as of June 22, 2012, by and among the Company, Wok Parent LLC and Purchaser. The materials filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

The Company and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 1, 2012, and the proxy statement and other relevant materials which have been filed with the SEC in connection with the transaction. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the proxy statement relating to the transaction.

Contact Information

Investors:

Allison Schulder

(480) 888-3000

allison.schulder@pfcb.com

Media:

Matt Sherman / Averell Withers / Joe Berg

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449